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                                                                   EXHIBIT 10.84

                                    AGREEMENT

      Effective as of January 4, 2000, Alliance Gaming Corporation and Joel Kirschbaum, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, hereby extend and renew their July 1, 1997 Employment Agreement (the "Agreement") as follows:

      Alliance shall not give notice of non-extension required by Paragraph 2 of the Agreement so as to cause the Agreement to expire before June 30, 2004. However, the parties agree that this document shall constitute notice, as required by the Agreement, that the Agreement shall not be extended beyond June 30, 2004.

      This Agreement may be executed in several counterparts, each of which shall be deemed an original. This Agreement is dated as set forth below.


Alliance Gaming Corporation

By  /s/ ROBERT L. MIODUNSKI               By  /s/ JOEL KIRSCHBAUM
  -----------------------------------       -----------------------------------
        Robert L. Miodunski,                      Joel Kirschbaum
        Chief Operating Officer
        & Senior Vice-President